Exhibit (t)

FORM OF POWER OF ATTORNEY

PRIVACORE PCAAM ALTERNATIVE INCOME FUND
(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joshua B. Deringer, William Cashel and Sandhya Ganapathy as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 23rd day of January, 2025.

/s/ Lenia M. Ascenso
Signature

Lenia M. Ascenso Signature
Name

FORM OF POWER OF ATTORNEY

PRIVACORE PCAAM ALTERNATIVE INCOME FUND
(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joshua B. Deringer, William Cashel and Sandhya Ganapathy as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 20th day of December, 2024.

/s/ Brian Devaney
Signature

Brian Devaney
Name

FORM OF POWER OF ATTORNEY

PRIVACORE PCAAM ALTERNATIVE INCOME FUND
(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joshua B. Deringer, William Cashel and Sandhya Ganapathy as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 22nd day of January, 2025.

/s/ Sarah J. Dyer
Signature

Sarah J. Dyer
Name

FORM OF POWER OF ATTORNEY

PRIVACORE PCAAM ALTERNATIVE INCOME FUND
(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joshua B. Deringer, William Cashel and Sandhya Ganapathy as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 20th day of December, 2024.

/s/ Arthur Liao
Signature

Arthur Liao
Name

FORM OF POWER OF ATTORNEY

PRIVACORE PCAAM ALTERNATIVE INCOME FUND
(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joshua B. Deringer, William Cashel and Sandhya Ganapathy as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 6th day of January, 2025.

/s/ David Mehenny
Signature

David Mehenny
Name

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